Boeing Commercial Airplanes
P.O. Box 3707
Seattle , WA 98124-2207

[Missing Graphic Reference]

6-1162-TRW-0667

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616

Subject:	GENX-1B74/75 Powered 787-9 Performance Retention Commitment

Reference:	Purchase Agreement No. 3219 (the Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787-923 Aircraft (Aircraft).

This Letter Agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing recognizes that performance retention within reasonable limits is essential to maintain the economy of operation of the Aircraft.  Therefore the parties hereto agree as follows with respect to performance retention.

1.	Aircraft Commitment.

For the purposes of this Letter Agreement, the Covered Aircraft shall be defined as a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Boeing commits to Customer that, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], as defined in Attachment A, during the Performance Retention Term, as defined in paragraph 2 below, will not exceed the levels shown in the table below (Aircraft Commitment).

Time After Delivery of the First Covered Aircraft	Cumulative Fleet Average Fuel Mileage Deterioration Commitment (%)

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.	Applicability and Performance Retention Term.

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2.1	Delivery Schedule for Covered Aircraft.

For the purposes of this Letter Agreement, it is anticipated that Boeing will deliver the Covered Aircraft to Customer in accordance with the following delivery schedule set forth in Attachment C.  If the fleet size and delivery schedule is significantly different, the Aircraft Commitment may be appropriately adjusted to reflect such changes.

2.2	Performance Retention Term.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.	Conditions.

3.1	Operation and Maintenance.

Customer shall operate and maintain the Covered Aircraft in accordance with Customer’s FAA-approved operations and maintenance programs.  Customer shall operate and maintain the engines in accordance with the Operation and Maintenance Manuals and Customer's Maintenance Program and an Engine Management Program mutually defined and agreed to by the Engine Manufacturer and Customer.

3.2	Powerback.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.3                  Flight Cycle Utilization and Derate.

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4.	Determination of Fuel Mileage Deterioration.

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Following the delivery of each Covered Aircraft to Customer by Boeing, and continuing until expiration of the Performance Retention Term, Customer shall record, analyze, and forward to Boeing cruise fuel mileage data obtained on such Covered Aircraft as specified in Attachment B (Basic Data).

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.	Notice of Performance Deterioration.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.	Election of Actions.

Upon Boeing's receipt of any notice that the Cumulative Fleet Average Fuel Mileage Deterioration exceeds, or is likely to exceed the Aircraft Commitment, Boeing and Customer, as appropriate, will take the following actions:

[Missing Graphic Reference]                                6.1           Data.

Boeing will evaluate the Basic Data.  At its option, Boeing may accomplish such evaluation by analysis of Customer’s raw ACMS data or by obtaining additional performance data on such Covered Aircraft in accordance with Attachment B.  Such additional data may include data acquired during revenue service with Boeing personnel aboard as observers.  The Basic Data and any additional data obtained by Boeing in its evaluation shall be appropriately adjusted to reflect any material changes elected by Customer to the Covered Aircraft which have occurred subsequent to delivery of the Covered Aircraft, including any replacement of one or more of the engines installed on a Covered Aircraft.  Additionally, adjustments will be applied for any relevant factors as agreed by Customer and Boeing (e.g., inaccuracies in flight deck instrumentation, a sudden increase in deterioration that is attributed to a foreign object damage event such as severe hail and the additional rate of deterioration for Aircraft used for pilot training.)  If Boeing and Customer are in disagreement as to such evaluation of the Basic Data, such disagreement shall be resolved by good faith technical negotiation between the parties including, as necessary, the Engine Manufacturer.

6.2                  Surveys.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.3                  Weight.

Boeing may request that Customer weigh such Covered Aircraft, in which event Customer agrees to weigh such Covered Aircraft in conjunction with its normally scheduled maintenance and will report its findings to Boeing.

6.4	Corrective Actions.

Boeing shall promptly make such recommendations to Customer that Boeing believes would result in improvement of the cruise fuel mileage performance of such Covered Aircraft based on analysis of the surveys and available data pursuant to Paragraphs 6.1 - 6.3.  Boeing, Engine Manufacturer and Customer shall thereafter mutually agree on the appropriate corrective action to be taken based on any such recommendations.  Corrective actions, which involve maintenance and/or refurbishment, as described in paragraph 6.2, both on-wing and off-wing, shall be performed at no cost to Boeing and/or Engine Manufacturer.

6.5                  Improvement Parts and Engine Refurbishment.

Following the completion of any corrective action pursuant to Paragraph 6.4, if subsequent Basic Data show that the Cumulative Fleet Average Fuel Mileage Deterioration of the Covered Aircraft exceeds the Aircraft Commitment, Boeing shall have the option to provide or cause to be provided to Customer, at no charge, (except life used on engine parts or parts utilized for maintenance) any airplane drag improvement parts and/or engine TSFC improvement parts (Improvement Parts) which, when installed in such Covered Aircraft or engines, would result in an improvement in the cruise fuel mileage performance.  Boeing shall provide and/or shall cause Engine Manufacturer to provide, as appropriate, reimbursement for Customer’s incorporation of such improvements, corrections, or changes at the warranty labor rate then in effect between Boeing and Customer or Engine Manufacturer and Customer, as applicable.  Boeing and/or Engine Manufacturer shall give Customer reasonable advance written notice of the estimated on-dock date at Customer’s maintenance base for any such Improvement Parts.

If Boeing elects to provide or causes to be provided Improvement Parts for such Covered Aircraft or engines, then Customer and Boeing shall mutually agree upon the details of such an Improvement Parts program.  To the extent Boeing and/or Engine Manufacturer are required to support such a program, such support shall be provided at no charge to Customer.

If Customer elects to incorporate Improvement Parts in such Covered Aircraft and/or engines, they shall be incorporated in a timely manner and in accordance with Boeing and Engine Manufacturer instructions.

If Customer elects not to incorporate Improvement Parts in such Covered Aircraft and/or engines, or if Customer elects not to refurbish an engine which has exceeded Four Thousand Five Hundred Fifteen (4,515) cycles since new or for more than Three Thousand Three Hundred Ten (3,110) cycles since performance refurbishment, and for which Boeing and/or Engine Manufacturer has recommended refurbishment as part of its recommended corrective actions, subsequent Basic Data shall be appropriately adjusted by an amount consistent with the improvement in cruise fuel mileage performance which would have been realized had such Improvement Parts been incorporated or had such engine refurbishment been performed; provided, however, any such improvement in cruise fuel mileage performance shall be reasonably substantiated by Boeing to Customer.

7.	Payments.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.1                  Annual Excess Fuel Burn Amount.

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7.2                  Credit Memorandum.

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7.3.                  Credit Adjustments.

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7.4                  Limitation on Amount of Credits.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.	Duplication of Benefits

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9.	Assignment Prohibited.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

10.	Exclusive Remedy.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

11.	Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By

Its           Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this               day of _____ of 2008

AMERICAN AIRLINES, INC.

By:

Its:

By:

Its:

P.A. No. 3219
Performance Retention Commitment
BOEING PROPRIETARY

Attachment A to
Letter Agreement 6-1162-TRW-0667
Page

Determination of Cumulative Fleet Average Fuel Mileage Deterioration

For purposes of this Letter Agreement, the “Cumulative Fleet Average Fuel Mileage Deterioration” is the average cruise fuel mileage deterioration of the Covered Aircraft.  The determination of the Fleet Average Mileage Deterioration will be based on fuel mileage deterioration of individual Covered Aircraft relative to their Baseline Performance Level cruise fuel mileage performance as defined below.

1.           Boeing will provide Customer with the Boeing Airplane Performance Monitoring Program (APM), in effect at the time of delivery of the first Covered Aircraft, that shall be used for data analysis during the Performance Retention Term .  For purposes of this Letter Agreement, the Model Reference Level cruise fuel mileage performance for the Covered Aircraft shall be as set forth in the APM.

2.           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]..

4.           The “Current Deterioration” (expressed as a percentage) for each Covered Aircraft is the difference between the Current Performance Level and the Baseline Performance Level.

5.           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.           The “Cumulative Fleet Average Fuel Mileage Deterioration” (expressed as a percentage) will be determined for each Subsequent Monitoring Period by summing the Fleet Average Fuel Mileage Deterioration values as determined in Paragraph 5 for each calendar month according to the following equation:

                        m

[CONFIDENTIAL PORTION OMITTED AND FILE

SEPARATELY WITH THE COMMISSION PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT].

7.           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

P.A. No. 3219
Performance Retention Commitment
BOEING PROPRIETARY

Attachment B to
Letter Agreement 6-1162-TRW-0667

Cruise Fuel Mileage Performance Determination

Customer shall obtain cruise fuel mileage performance data in revenue service using the Airplane Condition Monitoring System (ACMS).  This data will be recorded during level flight cruise in steady state conditions.  Data shall be obtained in accordance with the then current revision of the Airplane Performance Monitoring Software User Guide (APM User Guide) and shall include the parameters defined in the airplane model specific appendix during each such data recording (Data Events).

Boeing will provide Customer with the Boeing Airplane Performance Monitoring Software for data analysis.  Customer shall reduce and analyze data obtained from the Data Events.  Such analysis shall be in accordance with the methods set forth in the APM User Guide.  Customer’s analysis shall include the determination of the fuel mileage, thrust required and fuel flow required relative to the Model Reference Level.

Customer will maintain records of factors relating to fuel mileage deterioration.  These factors will include (a) engine history, cockpit instrumentation history and airframe history and condition of such Covered Aircraft, (b) pertinent Covered Aircraft maintenance and operational procedures used by Customer, (c) drag effects of any post delivery airframe and/or engine changes incorporated in such Covered Aircraft, (d) sudden shifts in engine EGT condition monitoring data, and (e) any other relevant factors.

P.A. No. 3219
Performance Retention Commitment
BOEING PROPRIETARY

Attachment C to
Letter Agreement 6-1162-TRW-0667
Page

Delivery Schedule for Covered Aircraft

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

P.A. No. 3219
Performance Retention Commitment
BOEING PROPRIETARY

Attachment D to
Letter Agreement 6-1162-TRW-0667
Page

ANNUAL LIMITATION ADJUSTMENT EQUATION

(CALENDAR YEARS 2012 AND ON)

(a)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(c)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].:

(i)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(ii)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(iii)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

NOTE:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

P.A. No. 3219
Performance Retention Commitment
BOEING PROPRIETARY